UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

New Horizons Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks rallied in the first half of 2013 as the economic recovery picked up. Strong corporate earnings, stock buybacks, a rebounding housing market, and steady job growth helped push major U.S. stock indexes to record levels in May. The improving economic data raised speculation that the Federal Reserve was drawing closer to curtailing its economic stimulus program. Those expectations were affirmed at the end of our reporting period when Fed Chairman Ben Bernanke clarified plans to wind down the central bank’s easy monetary policies later this year, all but assuring that interest rates would rise from the very low levels of recent years. As a result, stocks sold off at the end of June, paring some of the first half’s gains.

The New Horizons Fund returned 19.99% for the six months ended June 30, 2013, surpassing the 17.44% return of its benchmark, the Russell 2000 Growth Index. The fund outpaced the broad small-cap stock index, the Russell 2000, and the Lipper Small-Cap Growth Funds Index by even wider margins. The fund’s long-term performance versus its peers remains strong. The New Horizons Fund is in the top 1% of its Lipper peer group for the trailing 3-, 5-, and 10-year periods and is the number one small-cap growth fund for the 10-year period. Based on cumulative total return, Lipper ranked the fund 147 of 502, 2 of 445, 2 of 395, and 1 of 261 for the 1-, 3-, 5-, and 10-year periods ended June 30, 2013, respectively. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

The U.S. economy has steadily improved since January. Unlike the past two years, when signs of strength early in the year gave way to spring slowdowns, the economy has remained resilient despite federal spending cuts and higher tax rates. Home prices and consumer confidence levels surged to multiyear highs in May, while the jobless rate declined from 7.9% in January to 7.6% in June. The strengthening economy raised speculation that the Fed would wind down its monthly $85 billion asset purchase program, otherwise known as quantitative easing. Those expectations were affirmed most recently in June, when Bernanke said the Fed expects to scale back its asset purchases later this year, and possibly end them entirely by mid-2014, if the U.S. economy continues to advance as expected. Bond yields surged and stocks sold off following Bernanke’s remarks.

Small-cap stocks outpaced large-cap stocks in the first half of 2013. The small-cap Russell 2000 Index repeatedly hit record highs starting in late May and closed above the 1,000 milestone for the first time on July 5, after our reporting period closed. Growth stocks easily outperformed value in the small-cap universe, according to Russell indexes. Within the Russell 2000 Index, lower-quality and lower market capitalization names outperformed in the second half of our reporting period—reversing a trend from this year’s first quarter.

STRATEGY REVIEW

The New Horizons Fund aims to own small, young companies with the potential to become much larger in five to 10 years. To quantify how rare it is for a company to compound wealth over extended periods, we recently conducted a study that identified all companies with a market capitalization of over $1 billion whose shares appreciated on average 20% annually over 10 years. Our work revealed that since 1996, only 116 companies achieved this distinction. In any 10-year period, an average of 18 companies achieved this distinction, and the average size of the company at the beginning of the 10-year period was $1.6 billion (a small-cap). Our findings highlight some key principles that underlie our strategy: First, one must be vigilant since it is very rare to find a company that has the ability to become much larger; second, once you find such a company, it is important to remain patient and allow the business to compound wealth.

We invest in both early stage innovative companies and durable growth companies. Regarding the former, we spend a great deal of time and resources finding the most promising companies early in their life cycles. In our early stage investments, we seek out companies with large and addressable markets, strong product market fits, solid underlying unit economics, superior information systems, and effective management teams with the desire to hone an existing competitive advantage and invest in future opportunities. Early stage companies account for about a third of our holdings.

As for durable growth companies, we focus on both microeconomics (namely, a superior business model and financial model) and management. In order for a small-cap company to become a large-cap, we believe it is essential for the company to continue to improve and often to have a “second act” in the form of an additional product or market. In our experience, successful companies, over extended periods, have managements that effectively execute on a daily basis while positioning their businesses to succeed in the future.

PORTFOLIO REVIEW

Consumer discretionary accounted for the largest sector at period-end, and stocks in this sector accounted for the bulk of returns. Video-streaming company Netflix led contributors. Netflix shares more than doubled over the reporting period starting in January after it surprised investors with strong profit and subscriber growth, easing worries about the viability of its business model. Netflix is a classic example of an early stage investment in the New Horizons Fund. We invested in Netflix in the fall of 2011 when the market grew concerned about Netflix’s underlying financial model and the company’s ability to fund its content obligations following a series of management missteps. Our investment thesis on Netflix posited that the company had two ways to win: First, as demonstrated by the history of analog subscription services such as HBO and Showtime, possessing the scale to invest more than the competition in third-party content, original programming, and technology is vital to long-term success in the video content market. Based on Netflix’s large subscriber base and other scale advantages, we believed the company was in a strong relative competitive position. Second, we were impressed with the collective work of the Netflix management team and the intellectual honesty they showed about their mistakes. Like others, we were concerned about the company’s customer churn, balance sheet, and lack of current profitability; however, we felt that Netflix had time to address these issues and other strategic options. We managed these risks through our position size, as we do with our other early stage growth companies. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Specialty hardwood floor retailer Lumber Liquidators, a classic durable growth company, also helped performance. We have been impressed with the company’s underlying business model since 2009. As with our other successful specialty retail investments, Lumber Liquidators’ purchasing and advertising scale advantages over smaller competitors have resulted in lower prices for customers, reinforcing the company’s scale advantages. Additionally, the company has demonstrated the ability to compete with larger-format retailers on focus, selection, and service. We did not initiate a position in Lumber Liquidators until early 2012, a decision that reflects the importance we place on management. Specifically, we were impressed with the company’s new CEO, particularly his ability to recruit and lead a team with the experience to improve operations and the overall retail experience. His focus on scale regarding training and information systems, leveraging the company’s relative scale to improve sourcing, and his desire to reposition stores to address a larger market opportunity further reinforced our thesis. Other big contributors in the discretionary sector included branded clothing company Fifth & Pacific, whose shares rose to multiyear highs in April amid reports that it may sell some brands, and Groupon, a marketer for local merchants.

Information technology stocks represented the second-largest sector at the end of our reporting period. Given the rapid pace of innovation and the numerous opportunities emerging in areas such as mobile computing, e-commerce, online software, and “big data,” the IT sector is an important investment area for us. In particular, we focus on consumer Internet and corporate technology. We favor companies with strong management teams, increasing market share, and superior growth prospects regardless of the overall economic or IT spending environment. Angie’s List, another example of an early stage company that we have written about in past letters, continued to grow its subscriber and advertising base while reducing its financial losses. Like many early stage companies with subscription-based business models, the company’s consolidated financial statements obscured its underlying unit economics during its high-growth phase. For these types of businesses, we focus on underlying unit economics and profitability at reasonable scale. A key part of our investment thesis has been the efficiency Angie’s List provides homeowners as they seek service providers to fix their homes. Our research has shown that the longer Angie’s List serves a given market and gains scale with service providers, the better outcomes service providers deliver to Angie’s List customers. Gartner, a technology research provider to enterprises, continues to benefit from enterprises that need to adapt to changes in the IT landscape.

Other IT stocks proved less helpful to returns. Rackspace Hosting, an IT hosting company that provides cloud-computing services, was the fund’s biggest detractor as its shares lost roughly half their value. Rackspace is transitioning from a hosting-centric model requiring core competencies in serving the small business segment to a cloud-computing business. The company is struggling to develop the software and enterprise sales competencies needed to compete with Amazon and other public cloud-computing providers. We believe Rackspace has a strong hold in its hosting business and the capabilities to successfully make the transition; however, we remain vigilant, observing whether our investment thesis for the company pans out, as we do with all of our holdings.

The health care sector is another key area of investment for the fund. Health care is ripe for innovation and has benefited exponentially from advances in technology and new therapeutics but lately has been weighed by uncertainty resulting from government reform. Despite the murky regulatory outlook, we see some very attractive and sustainable growth drivers in the sector. Our first area of interest lies in select small-cap companies, particularly in biotechnology, that have the potential to become large-cap companies by successfully developing and bringing to market new drugs for severe and untreated conditions. For example, one of our biotech holdings, Alexion Pharmaceuticals, has only one approved product, Soliris, used to treat very rare genetic diseases, and its shares surged after our reporting period ended on reports that it was a potential takeover target. Second, we seek attractive business models that benefit from the advantages of scale, proprietary technology, and/or their ability to increase efficiencies in their respective markets. A good example of this type of company is HMS Holdings, which helps private and government health care programs cut costs and prevent fraud by making sure that claims are paid correctly to the proper recipients. HMS was a large detractor over the period after the company reduced its 2013 financial targets due to uncertainty over whether it would win two Medicare contracts; however, we maintain a position in HMS for its durable growth outlook given the heightened scrutiny regarding containing health care costs, which shows no signs of abating regardless of the regulatory outcome. Among holdings that did well, Regeneron Pharmaceuticals shares gained on hopes surrounding the biotech company’s latest experimental drug, an asthma treatment it is developing with Sanofi, after encouraging clinical results. Regeneron enjoyed a string of commercial and regulatory successes in 2012 with its vision loss drug, Eylea, and other experimental treatments, and ranked among the fund’s top contributors.

OUTLOOK

The U.S. economy is experiencing a solid cyclical recovery. Looking ahead, we believe that continued strength in the housing and job markets should support moderate economic growth. We would caution that the runup in U.S. stocks over the past six months appears to have outpaced company fundamentals and the broader economic recovery, leaving the market susceptible to a pullback in the near term. This is particularly true for the small-cap universe. Small-cap valuations remain at a premium relative to large-caps, and by some measures they appear expensive relative to their historical averages. The fund’s price/earnings ratio (stock price compared with per-share earnings) stood at 26.0X at the end of June, up from 25.7X as of December 31, 2012.

Based on several metrics, small-cap valuations also remain elevated compared with large-caps relative to historical ranges. For example, the fund’s P/E ratio relative to the S&P 500 Index on expected 12-month forward earnings was 1.83X at the end of June—a decline from 1.94X at the end of last December but still near its highest level in decades. For these reasons, we believe that smaller-cap companies will have a difficult time outperforming larger-cap shares and that larger-cap stocks offer better relative value in the near term.

The Federal Reserve has telegraphed its plans to start unwinding its $85 billion monthly asset purchase program later this year and is expected to gradually raise short-term interest rates from near 0% over the next several years. We expect heightened volatility in financial markets in the coming months as investors adjust to a rising rate environment after years of unprecedented stimulus by the Fed. In this rapidly changing environment, we remain committed to identifying companies with durable growth drivers and promising innovations that have the potential to become market leaders in the next several years.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

July 20, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as defined by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/13
Netflix	1.7%
Regeneron Pharmaceuticals	1.6
Lumber Liquidators	1.5
Waste Connections	1.5
FactSet Research Systems	1.5
Catamaran	1.5
Roper Industries	1.5
Groupon	1.5
Gartner	1.4
Panera Bread	1.3
O'Reilly Automotive	1.3
Allegiant Travel	1.3
Rockwood Holdings	1.3
Vail Resorts	1.2
Advisory Board	1.1
PriceSmart	1.1
Youku.com	1.1
OpenTable	1.0
Acuity Brands	1.0
Harman International	1.0
athenahealth	1.0
Sapient	0.9
HMS Holdings	0.9
Fifth & Pacific	0.9
CoStar Group	0.9
Total	31.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/13

Best Contributors		Worst Contributors	
Netflix	50¢	Rackspace Hosting	-16¢
Groupon*	20	Aruba Networks	-5
Angie's List	19	Northern Oil & Gas	-5
Lumber Liquidators	18	Innerworkings	-5
Fifth & Pacific	17	HMS Holdings	-4
Allegiant Travel	16	Infinity Pharmaceuticals	-4
Regeneron Pharmaceuticals	16	Rexnord	-3
Aegerion Pharmaceuticals	14	RealPage	-3
Gartner	14	Clean Harbors**	-3
Financial Engines	13	Fleury Sa**	-2
Total	197¢	Total	-50¢

12 Months Ended 6/30/13

Best Contributors		Worst Contributors	
Netflix	65¢	HMS Holdings	-15¢
Regeneron Pharmaceuticals	46	Active Network**	-15
Lumber Liquidators	34	Strayer Education**	-7
Groupon*	21	Bazaarvoice	-7
Allegiant Travel	20	Green Dot	-7
Fifth & Pacific*	20	LivingSocial	-7
Financial Engines	19	Idenix Pharmaceuticals	-7
Rockwood Holdings	18	Peixe Urbano	-6
Gartner	18	Zumiez	-5
Waste Connections	18	Clean Harbors	-5
Total	279¢	Total	-81¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 33.17	$ 31.03	$ 33.49	$ 25.58	$ 17.79	$ 30.51
Investment activities						
Net investment loss(1)	(0.09)	(0.03)	(0.17)	(0.13)	(0.11)	(0.12)
Net realized and unrealized gain / loss	6.72	5.04	2.25	8.98	7.91	(11.79)
Total from investment activities	6.63	5.01	2.08	8.85	7.80	(11.91)
Distributions						
Net investment income	–	–	–	–	(0.01)	–
Net realized gain	–	(2.87)	(4.54)	(0.94)	–	(0.81)
Total distributions	–	(2.87)	(4.54)	(0.94)	(0.01)	(0.81)
NET ASSET VALUE						
End of period	**$ 39.80**	**$ 33.17**	**$ 31.03**	**$ 33.49**	**$ 25.58**	**$ 17.79**

Ratios/Supplemental Data

Total return(2)	**19.99%**	**16.20%**	**6.63%**	**34.67%**	**43.87%**	**(38.78)%**
Ratio of total expenses to average net assets	0.80%(3)	0.80%	0.81%	0.81%	0.85%	0.84%
Ratio of net investment loss to average net assets	(0.51)%(3)	(0.09)%	(0.50)%	(0.48)%	(0.54)%	(0.49)%
Portfolio turnover rate	15.6%	35.0%	43.7%	46.1%	26.6%	25.8%
Net assets, end of period (in millions)	$ 12,214	$ 9,727	$ 7,865	$ 7,732	$ 5,636	$ 4,055

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 93.4%		
CONSUMER DISCRETIONARY 22.4%		
Distributors 0.2%		
Pool	375,700	19,691
		19,691
Diversified Consumer Services 0.4%		
American Public Education (1)(2)	1,199,577	44,576
		44,576
Hotels, Restaurants & Leisure 4.5%		
Asia Entertainment & Resources	914,550	3,841
BJ's Restaurants (1)(2)	2,254,500	83,642
Chipotle Mexican Grill (2)	203,700	74,218
Choice Hotels International	2,218,913	88,069
Panera Bread, Class A (2)	854,674	158,918
Vail Resorts (1)	2,384,500	146,694
		555,382
Household Durables 1.4%		
Harman International	2,213,811	119,989
Tempur Sealy International (2)	1,271,279	55,809
		175,798
Internet & Catalog Retail 5.3%		
Blue Nile (1)(2)	1,773,888	67,017
Ctrip.com International, ADR (2)	3,026,900	98,768
Groupon (2)	20,932,511	177,926
HSN	81,600	4,384
Liberty Ventures (2)	408,401	34,718
MakeMyTrip (1)(2)	2,846,259	40,616
Netflix (2)	979,700	206,805
priceline.com (2)	25,814	21,352
		651,586

Leisure Equipment & Products 0.4%		
Brunswick	1,567,600	50,085
		50,085
Media 0.4%		
Morningstar	704,117	54,625
		54,625
Specialty Retail 7.4%		
ANN (2)	908,700	30,169
DSW, Class A	1,396,600	102,608
Five Below (1)(2)	2,773,400	101,950
Francesca's Holdings (1)(2)	2,634,000	73,199
Lumber Liquidators (1)(2)	2,410,300	187,690
Monro Muffler Brake (1)	1,605,070	77,124
O'Reilly Automotive (2)	1,406,800	158,434
Restoration Hardware Holdings (2)	1,377,500	103,312
Zumiez (1)(2)	2,370,200	68,143
		902,629
Textiles, Apparel & Luxury Goods 2.4%		
Fifth & Pacific (2)	4,956,700	110,733
Quiksilver (1)(2)	11,038,800	71,090
Tumi Holdings (1)(2)	4,099,712	98,393
Under Armour (2)	117,100	6,992
		287,208
Total Consumer Discretionary		2,741,580
CONSUMER STAPLES 3.1%		
Beverages 0.3%		
Boston Beer, Class A (2)	208,451	35,570
		35,570
Food & Staples Retailing 1.7%		
Fresh Market (2)	1,483,800	73,775

PriceSmart (1)	1,495,300	131,033
		204,808
Food Products 1.1%		
Annie's (2)	636,633	27,210
Flowers Foods	3,752,755	82,748
Whitewave Foods, Class A (2)	1,330,900	21,627
Whitewave Foods, Class B (2)	351,400	5,341
		136,926
Total Consumer Staples		377,304
ENERGY 4.1%		
Energy Equipment & Services 1.4%		
FMC Technologies (2)	1,465,800	81,616
Forum Energy Technologies (2)	1,601,100	48,721
RigNet (1)(2)	1,434,641	36,555
		166,892
Oil, Gas & Consumable Fuels 2.7%		
Bill Barrett (2)	2,218,700	44,862
Cloud Peak Energy (2)	1,734,600	28,586
Delek US Holdings	719,200	20,699
Diamondback Energy (2)	1,072,034	35,720
Emerald Oil, Warrants 2/4/16, Acquisition Date: 2/4/11 Acquisition Cost $0 (2)(3)	177,500	11
Energy XXI Bermuda	384,900	8,537
Halcon Resources (2)	907,500	5,146
Laredo Petroleum Holdings (2)	858,500	17,651
Northern Oil & Gas (1)(2)	4,225,300	56,365
PDC Energy (2)	728,600	37,508
SM Energy	1,216,100	72,942
		328,027
Total Energy		494,919

FINANCIALS 5.2%

Capital Markets 0.8%		
Financial Engines	2,227,900	101,570
		101,570
Commercial Banks 2.2%		
First Horizon National	2,623,700	29,386
Signature Bank (2)	1,234,600	102,497
SVB Financial Group (2)	967,900	80,645
Texas Capital Bancshares (2)	542,300	24,056
Western Alliance Bancorp (2)	1,687,317	26,710
		263,294
Consumer Finance 0.1%		
Green Dot, Class A (2)	266,064	5,308
		5,308
Diversified Financial Services 0.8%		
Capitol Acquisition Corp. II, Equity Units (1)(2)	1,586,500	16,055
MSCI, Class A (2)	2,561,700	85,228
		101,283
Insurance 1.3%		
Brown & Brown	1,805,800	58,219
E-Health (2)	577,600	13,123
First American Financial	2,735,000	60,279
Infinity Property & Casualty	426,121	25,465
		157,086
Real Estate Management & Development 0.0%		
ZipRealty (2)	409,158	1,281
		1,281
Total Financials		629,822

HEALTH CARE 16.0%

Biotechnology 6.6%

Abcam (GBP)	4,948,396	34,132
ACADIA Pharmaceuticals (2)	476,400	8,647
Alexion Pharmaceuticals (2)	843,500	77,804
Alkermes (2)	1,192,000	34,187
Alnylam Pharmaceuticals (2)	707,900	21,952
Amarin, ADR (2)	1,088,200	6,312
ChemoCentryx (2)	352,200	4,980
Clovis Oncology (2)	386,782	25,907
Cytokinetics (2)	899,784	10,410
Dyadic International (2)	656,400	1,096
Exelixis (2)	4,737,700	21,509
Idenix Pharmaceuticals (2)	3,216,700	11,612
Incyte (2)	4,899,300	107,785
Infinity Pharmaceuticals (2)	890,921	14,477
Ironwood Pharmaceuticals (2)	425,500	4,234
Lexicon Pharmaceuticals (2)	5,533,580	12,008
Neurocrine Biosciences (2)	2,923,420	39,115
Omthera Pharmaceuticals, Acquisition Date: 4/12/13 Acquisition Cost $1,830 (2)(3)	288,910	3,650
Pharmacyclics (2)	866,400	68,853
Puma Biotechnology (2)	262,900	11,665
Regeneron Pharmaceuticals (2)	849,800	191,103
Rigel Pharmaceuticals (2)	1,311,900	4,382
Sarepta Therapeutics (2)	306,900	11,677
Seattle Genetics (2)	804,200	25,300
Stemline Therapeutics (2)	351,600	8,382
TESARO (2)	285,160	9,336
Theravance (2)	562,900	21,688
Vertex Pharmaceuticals (2)	164,400	13,131
Vical (2)	1,803,500	5,645
		810,979

Health Care Equipment & Supplies 1.9%		
Analogic	497,000	36,197
Cynosure, Class A (2)	162,599	4,224
EnteroMedics (2)	1,712,700	1,952
EnteroMedics, Warrants, 6/8/16 (2)	908,400	470
EnteroMedics, Warrants, 9/28/16 (2)	128,400	75
GenMark Diagnostics (1)(2)	1,867,200	19,307
HeartWare International (2)	389,700	37,064
IDEXX Laboratories (2)	1,042,000	93,551
Tornier (2)	1,111,267	19,447
Volcano (2)	935,459	16,960
		229,247
Health Care Providers & Services 2.8%		
Acadia Healthcare (2)	579,600	19,167
Catamaran (2)	3,689,500	179,753
Centene (2)	459,600	24,111
Henry Schein (2)	938,500	89,861
LCA-Vision (2)	739,500	2,233
MWI Veterinary Supply (2)	31,200	3,845
WellCare Health Plans (2)	436,700	24,259
		343,229
Health Care Technology 1.9%		
athenahealth (2)	1,401,200	118,710
HealthStream (2)	335,400	8,492
HMS Holdings (1)(2)	4,803,900	111,931
		239,133
Life Sciences Tools & Services 1.0%		
Bruker (2)	2,633,200	42,526
Illumina (2)	1,007,200	75,379
		117,905
Pharmaceuticals 1.8%		
Aegerion Pharmaceuticals (2)	1,222,800	77,452

Alexza Pharmaceuticals, Warrants, 10/20/16 Acquisition Date: 10/5/09, Acquisition Cost $79 (2)(3)(4)	63,000	1
AVANIR Pharmaceuticals (2)	3,926,200	18,061
Cadence Pharmaceuticals (2)	1,841,623	12,560
Cadence Pharmaceuticals, Warrants, 2/18/14 Acquisition Date: 2/18/09, Acquisition Cost $16 (2)(3)	131,000	116
Medicines Company (2)	804,500	24,747
Nektar Therapeutics (2)	690,200	7,972
Optimer Pharmaceuticals (2)	1,211,600	17,532
Pacira Pharmaceuticals (2)	1,513,700	43,897
Supernus Pharmaceuticals (1)(2)	1,608,600	10,343
XenoPort (2)	1,362,300	6,743
		219,424
Total Health Care		1,959,917
INDUSTRIALS & BUSINESS SERVICES 13.0%		
Aerospace & Defense 0.7%		
HEICO, Class A (1)	2,190,916	80,867
		80,867
Air Freight & Logistics 0.3%		
Hub Group, Class A (2)	1,074,063	39,117
		39,117
Airlines 1.3%		
Allegiant Travel (1)	1,481,412	157,015
		157,015
Building Products 0.8%		
A.O. Smith	764,800	27,747
Lennox International	1,141,000	73,640
		101,387
Commercial Services & Supplies 2.9%		
Clean Harbors (2)	1,980,400	100,070
Innerworkings (1)(2)	4,892,911	53,088

Mobile Mini (2)	694,300	23,016
Waste Connections	4,462,200	183,575
		359,749
Electrical Equipment 2.4%		
Acuity Brands	1,590,277	120,098
Roper Industries	1,433,200	178,032
		298,130
Machinery 2.9%		
Colfax (2)	644,900	33,606
Energy Recovery (2)	2,169,863	8,961
EnPro Industries (1)(2)	1,561,000	79,236
Middleby (2)	50,600	8,607
Rexnord (2)	2,564,641	43,214
Toro	1,082,800	49,170
Valmont Industries	498,200	71,287
WABCO Holdings (2)	828,700	61,896
		355,977
Professional Services 1.2%		
Advisory Board (1)(2)	2,564,700	140,161
		140,161
Trading Companies & Distributors 0.5%		
MSC Industrial Direct	721,700	55,903
		55,903
Total Industrials & Business Services		1,588,306
INFORMATION TECHNOLOGY 22.0%		
Communications Equipment 1.4%		
ADTRAN	2,475,000	60,910
Aruba Networks (2)	3,000,000	46,080
Finisar (2)	4,000,000	67,800
		174,790

Computers & Peripherals 0.1%		
Intevac (1)(2)	1,477,600	8,363
		8,363
Electronic Equipment, Instruments & Components 0.8%		
National Instruments	1,700,000	47,498
Orbotech (2)	650,000	8,086
Trimble Navigation (2)	1,436,000	37,350
		92,934
Internet Software & Services 6.8%		
Angie's List (1)(2)	3,512,904	93,268
Bankrate (2)	3,679,155	52,833
Bazaarvoice (1)(2)	4,585,046	43,191
Cornerstone OnDemand (2)	1,000,000	43,290
CoStar Group (2)	839,700	108,380
Eventbrite, Acquisition Date: 6/28/13 Acquisition Cost $2,217 (2)(3)(4)	179,516	2,216
Evernote, Acquisition Date: 11/20/12 Acquisition Cost $2,296 (2)(3)(4)	190,876	2,525
MercadoLibre	101,800	10,970
oDesk, Acquisition Date: 1/30/13 - 5/21/13 Acquisition Cost $290 (2)(3)(4)	48,721	301
OpenTable (1)(2)	1,970,600	126,020
Pandora Media (2)	740,800	13,631
Rackspace Hosting (2)	1,116,276	42,296
SPS Commerce (2)	500,000	27,500
Xoom (1)(2)	187,900	4,307
Xoom, Acquisition Date: 12/21/09 - 11/10/11 Acquisition Cost $19,563 (1)(2)(3)	1,769,729	38,534
Youku Tudou, ADR (1)(2)	6,763,200	129,786
Youku.com, Class A, Acquisition Date: 9/15/10 - 6/14/11 Acquisition Cost $- (1)(2)(3)	6	–
Zillow (1)(2)	1,349,100	75,954

Zulily, Acquisition Date: 8/2/11 Acquisition Cost $10,180 (2)(3)(4)	7,230,590	17,363
		832,365
IT Services 2.5%		
Blackhawk Network Holdings (2)	202,200	4,691
Gartner (2)	3,105,526	176,984
iSoftStone Holdings, ADR (2)	2,366,000	12,209
Sapient (1)(2)	8,862,956	115,750
		309,634
Semiconductor & Semiconductor Equipment 2.9%		
Cavium (2)	1,591,000	56,274
Diodes (2)	2,075,000	53,888
Fairchild Semiconductor, Class A (2)	1,200,000	16,560
GT Advanced Technologies (2)	2,250,000	9,337
Hittite Microwave (2)	400,000	23,200
Intersil Holding, Class A	1,500,000	11,730
Mellanox Technologies (2)	500,000	24,750
PDF Solutions (2)	739,000	13,620
PMC-Sierra (2)	8,200,000	52,070
Semtech (2)	825,000	28,900
Silicon Laboratories (2)	994,000	41,161
Teradyne (2)	472,000	8,293
TriQuint Semiconductor (2)	2,650,000	18,364
		358,147
Software 7.5%		
Aveva Group (GBP)	581,869	19,948
Bottomline Technologies (2)	1,500,000	37,935
Cadence Design Systems (2)	1,700,000	24,616
Commvault Systems (2)	465,000	35,289
Computer Modelling (CAD)	520,200	11,470
Concur Technologies (2)	1,238,000	100,748
Epiq Systems	700,000	9,429
FactSet Research Systems	1,792,500	182,727

TELECOMMUNICATION SERVICES 0.6%		
Wireless Telecommunication Services 0.6%		
Sarana Menara Nusantara (IDR) (2)	28,684,500	70,808
Total Telecommunication Services		70,808
Total Miscellaneous Common Stocks 4.6% (5)		566,393
Total Common Stocks (Cost $7,216,748)		11,408,023
CONVERTIBLE PREFERRED STOCKS 1.8%		
CONSUMER DISCRETIONARY 0.2%		
Internet & Catalog Retail 0.1%		
coupons.com, Series B, Acquisition Date: 6/1/11 Acquisition Cost $17,482 (2)(3)(4)	3,182,444	8,712
Peixe Urbano, Series C, Acquisition Date: 12/5/11 Acquisition Cost $19,858 (2)(3)(4)	603,212	3,004
		11,716
Media 0.1%		
Glam Media, Series M-1, Acquisition Date: 7/2/07 - 3/19/08 Acquisition Cost $10,541 (2)(3)(4)	805,923	2,699
Glam Media, Series M-1A, Acquisition Date: 7/2/07 - 3/19/08 Acquisition Cost $1,479 (2)(3)(4)	115,132	386
TrialPay, Acquisition Date: 7/1/11 Acquisition Cost $9,245 (2)(3)(4)	2,750,132	9,245
		12,330
Total Consumer Discretionary		24,046
HEALTH CARE 0.2%		
Biotechnology 0.1%		
Ultragenyx Pharmaceutical, Acquisition Date: 12/19/12 Acquisition Cost $5,357 (2)(3)(4)	1,934,205	5,357
		5,357

Health Care Technology 0.1%		
Castlight Health, Acquisition Date: 4/26/12 Acquisition Cost $10,418 (2)(3)(4)	1,725,748	10,417
		10,417
Total Health Care		15,774
INFORMATION TECHNOLOGY 1.4%		
Internet Software & Services 1.2%		
Eventbrite, Acquisition Date: 4/22/13 Acquisition Cost $9,131 (2)(3)(4)	739,506	9,131
Evernote, Series 1, Acquisition Date: 11/20/12 Acquisition Cost $4,591 (2)(3)(4)	381,752	5,051
Evernote, Series 4, Acquisition Date: 5/2/12 - 11/20/12 Acquisition Cost $14,562 (2)(3)(4)	1,210,758	16,018
LivingSocial, Acquisition Date: 4/1/11 Acquisition Cost $24,650 (2)(3)(4)	4,361,980	2,530
oDesk, Acquisition Date: 3/13/12 Acquisition Cost $11,019 (2)(3)(4)	1,436,622	9,137
Twitter, Acquisition Date: 9/24/09 - 9/13/11 Acquisition Cost $12,274 (2)(3)(4)	4,608,000	83,773
Zulily, Series D, Acquisition Date: 11/5/12 Acquisition Cost $9,190 (2)(3)(4)	4,430,287	11,011
Zulily, Series E, Acquisition Date: 8/2/11 Acquisition Cost $3,702 (2)(3)(4)	2,629,310	6,314
		142,965
IT Services 0.1%		
Apptio, Series D, Acquisition Date: 3/9/12 Acquisition Cost $10,912 (2)(3)(4)	609,011	13,821
Apptio, Series E, Acquisition Date: 5/3/13 Acquisition Cost $1,816 (2)(3)(4)	80,037	1,817
		15,638
Software 0.1%		
New Relic, Series A, Acquisition Date: 4/17/13 Acquisition Cost $446 (2)(3)(4)	25,640	446

New Relic, Series E, Acquisition Date: 1/9/13 Acquisition Cost $12,820 (2)(3)(4)	736,394	12,820
		13,266
Total Information Technology		171,869
Total Convertible Preferred Stocks (Cost $189,493)		211,689
CONVERTIBLE BONDS 0.1%		
Solazyme, 6.00%, 2/1/18 (6)	9,055,000	12,179
Total Convertible Bonds (Cost $9,055)		12,179
CORPORATE BONDS 0.1%		
Ancestry.com, 11.00%, 12/15/20 (6)	11,436,000	12,637
Glam Media, 9.00%, 12/2/13, Acquisition Date: 7/2/07 - 3/19/08, Acquisition Cost $1,767 (3)(4)	1,766,622	1,678
Glam Media, 9.00%, 12/2/13 Acquisition Date: 7/2/07 - 8/1/12, Acquisition Cost $65 (3)(4)	64,536	61
Total Corporate Bonds (Cost $13,267)		14,376
SHORT-TERM INVESTMENTS 5.0%		
Money Market Funds 4.9%		
T. Rowe Price Reserve Investment Fund, 0.05% (1)(7)	594,551,223	594,551
		594,551
U.S. Treasury Obligations 0.1%		
U.S. Treasury Bills, 0.082%, 10/3/13 (8)	5,000,000	4,999
U.S. Treasury Bills, 0.09%, 10/3/13 (8)	15,000,000	14,997
		19,996
Total Short-Term Investments (Cost $614,547)		614,547

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/13
Investment Income (Loss)	
Income	
Dividend	$ 14,686
Interest	1,332
Securities lending	3
Other	269
Total income	16,290
Expenses	
Investment management	35,981
Shareholder servicing	7,880
Prospectus and shareholder reports	132
Custody and accounting	178
Registration	194
Legal and audit	82
Directors	27
Miscellaneous	187
Total expenses	44,661
Expenses paid indirectly	(1)
Net expenses	44,660
Net investment loss	(28,370)
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	389,597
Futures	20,639
Foreign currency transactions	32
Net realized gain	410,268
Change in net unrealized gain / loss	
Securities	1,604,251
Futures	(2,929)
Other assets and liabilities denominated in foreign currencies	(8)
Change in net unrealized gain / loss	1,601,314
Net realized and unrealized gain / loss	2,011,582
INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,983,212

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $95,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2013, the fund realized $78,381,000 of net gain on $148,742,000 of in-kind redemptions.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2013, totaled $36,993,000 for the six months ended June 30, 2013. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the securities.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2013, the fund held equity futures with cumulative unrealized gain of $0 and cumulative unrealized loss of $2,929,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2013, the fund recognized $20,639,000 of realized gain on Futures and a $(2,929,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. The clearinghouse typically requires daily settlement of changes in contract value and imposes margin requirements to ensure performance by the parties to the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Required margin posted by the fund is held by the clearing broker. Cash posted by the fund as collateral or required margin is reflected as restricted cash in the accompanying financial statements, and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of June 30, 2013, securities valued at $17,997,000 had been posted by the fund for exchange-traded derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,855,765,000 and $1,669,245,000, respectively, for the six months ended June 30, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2013, the cost of investments for federal income tax purposes was $8,063,292,000. Net unrealized gain aggregated $4,194,588,000 at period-end, of which $4,533,287,000 related to appreciated investments and $338,699,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $61,000 for Price Associates; $1,115,000 for T. Rowe Price Services, Inc.; and $1,929,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2013, the fund was charged $137,000 for shareholder servicing costs related to the college savings plans, of which $88,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2013, the fund was allocated $44,000 of Spectrum Funds’ expenses and $1,126,000 of Retirement Funds’ expenses. Of these amounts, $622,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds and 10% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013